Investment in Sales-Type Leases, Net	12 Months Ended
Dec. 31, 2020
Investments [Abstract]
INVESTMENT IN SALES-TYPE LEASES, NET

3. INVESTMENT IN SALES-TYPE LEASES, NET

Under sales-type leases, as of December 31, 2019, Xi’an TCH leases BMPG systems to Pucheng (Phase I and II, 15 and 11 year terms, respectively); The components of the net investment in sales-type leases as of December 31, 2020 and 2019 are as follows:

	2020	2019
Total future minimum lease payments receivable	$-	$56,477,739
Less: executory cost	-	(3,623,100)
Less: unearned interest	-	(14,905,393)
Less: realized interest income but not yet received	-	(5,245,244)
Less: allowance for net investment receivable	-	(24,416,442)
Investment in sales-type leases, net	-	8,287,560
Current portion	-	-
Noncurrent portion	$-	$8,287,560

The ownership of Pucheng systems was transferred to Pucheng in January 2020 as a result of receiving full payment from Pucheng to Xi’an TCH.